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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 22, 2001


                          FIRST FINANCIAL CORPORATION
                          ---------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                        0-16759                35-1546989
          ---------------------------------------------         ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)



 One First Financial Plaza, Terre Haute, Indiana                  47807
 -----------------------------------------------                ---------
  (Address of Principal Executive Offices)                      Zip Code



                                  812) 238-6000
                                  -------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On March 22, 2001, First Financial Corporation announced that it had agreed effective March 1, 2001 to acquire Forrest Sherer, Inc., an insurance agency based in Terre Haute, Indiana. The acquisition will be accomplished pursuant to a merger of a wholly-owned subsidiary of First Financial with Forrest Sherer, and Forrest Sherer will become a wholly-owned subsidiary of First Financial. Consummation of this transaction is expected to occur in April and is subject to the approval of the stockholders of Forrest Sherer and satisfaction of certain other conditions contained in the acquisition agreement.

Item 7.  Financial Statements and Exhibits

(c)  EXHIBITS

     2 Merger Agreement effective March 1, 2001 by and among First Financial Corporation, its wholly-owned subsidiary, First Financial Merger Corporation, and Forrest Sherer, Inc.

     99  News Release of the Registrant dated March 22, 2001.



                                     * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FINANCIAL CORPORATION
                                  (Registrant)


     Date: March 22, 2001                By:  /s/Donald E. Smith
                                              ------------------
                                         Donald E. Smith, Chairman


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

     2          Merger Agreement effective March 1, 2001 by and among
                First Financial Corporation, its wholly-owned subsidiary, First Financial Merger Corporation, and Forrest Sherer, Inc.

     99         News Release of the Registrant dated March 22, 2001.